Exhibit 99.1

                            ASSET PURCHASE AGREEMENT

This ASSET PURCHASE AGREEMENT (this "Agreement") is entered into this 15th day of June 2001, by and between Wireless Ventures Inc., a Delaware corporation (the "Purchaser") and IRMG Inc., an Ontario corporation (the "Seller"). Purchaser and the Seller are sometimes individually referred to herein as a "Party" and together as the "Parties."

WHEREAS, the Seller is the beneficial owner of the assets, (any and all assets, interests, contracts, copyrights, codes, titles, licenses, proprietary rights, trademarks, intellectual property assets, equipment, and internet related assets), known as "4Cash ATM Services", a division of the Seller (the "Assets");

WHEREAS, Purchaser desires to purchase from the Seller, and the Seller desires to sell to Purchaser, the Assets;

WHEREAS, the Parties desire to set forth their mutual agreements and understandings with respect to the purchase and sale of the Assets;

NOW, THEREFORE, the Parties, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agree as follows:

                                    ARTICLE I

                           PURCHASE AND SALE OF ASSETS

Section 1.1. Agreement to Sell and Purchase Assets. Upon the terms of this Agreement, the Seller sells and agrees to deliver to Purchaser, free of all liens, pledges, mortgages, security interests, charges, restrictions, adverse claims or other encumbrances of any kind or nature whatsoever, and Purchaser purchases and accepts from the Seller all the Assets. Purchaser and the Seller agree that the purchase price for all the Assets will be: (i) 10,000,000 (ten million) previously unissued but authorized shares of the Purchaser's Common Stock, (the "Purchase Shares"); (ii) warrants to purchase 5,000,000 (five million) shares of Purchaser's Common Stock, at an exercise price of US $0.10 for a period of three (3) years from the Closing Date, vesting once the Purchaser has cumulative reported net profits from the date of Closing (the "Purchase Warrants"); (iii) 10,000,000 (ten million) previously unissued but authorized shares of the Purchaser's Common Stock issued upon the achievement of US $1,000,000 cumulative net profit before taxes, provided the achievement is within 2 years of the Closing Date (the "Performance Shares"); (iv) warrants to purchase 1,100,000 (one million, one hundred thousand) shares of Purchaser Common Stock, at an exercise price of US $0.10 per share, for a term of five (5) years from the Closing Date fully vested to Mr. Stephen L. Cussons, his assign or his designee (the "Cussons Warrants).

Section 1.2. Services Contract. The Purchaser shall enter into a three (3) year Management Services Contract (the "Services Contract") with the Seller, automatically renewable for a term of two years, which includes a royalty of 10% of the Purchaser's cumulative earnings before taxes depreciation and interest ("EBITDA") after Closing Date, paid by the Purchaser to the Seller, or its assignee or designee, quarterly in arrears (the "Royalty"). (See Exhibit A, the Services Contract).

Section 1.3. The Closing. The consummation of the transactions contemplated by
Section 1.1 (the "Closing") shall take place at 10:00 A.M., local time, on June 15, 2001 at the offices of Seller, 100 Allstate Parkway, Suite 500, Markham, Ontario Canada, or such other time and place as the Parties may agree upon (such date, the "Closing Date").


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                                   ARTICLE II

                 REPRESENTATIONS AND WARRANTIES OF THE SELLER

The Seller hereby represents and warrants to Purchaser as follows:

Section 2.1. Organization; Power and Authority. The Seller is duly organized and validly existing as a corporation under the laws of the Province of Ontario and is duly qualified to do business in each jurisdiction where the conduct of its business or the ownership of its properties would require such qualification. The Seller has all the requisite corporate and legal power and authority to enter into this Agreement and perform its obligations hereunder. This Agreement is being duly executed and delivered by Seller and constitutes the legal, valid and binding obligation of the Seller enforceable against it, in accordance with its terms, subject to bankruptcy, insolvency and other similar laws relating to or affecting the enforceability of creditors' rights generally, and to general principles of equity.

Section 2.2. Authorization and Ownership of Assets. The Seller represents that it has good and valid title to the Assets, free and clear of any liens, pledges, mortgages, security interests, charges, restrictions, adverse claims or other encumbrances of any kind or nature whatsoever (collectively, "Liens") and at the Closing the Seller shall deliver good and valid title to the Assets free and clear of any Liens. Upon payment thereof pursuant to this Agreement, Purchaser will have good and valid title to the Assets, free and clear of any Liens.

Section 2.3. Disclosure. Neither this Agreement nor any other document or certificate delivered by or on behalf of the Seller in connection with the Closing of the transactions contemplated herein contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein, viewed as a whole, in light of the circumstances under which they were made, not misleading. There is no fact which materially adversely affects the business, assets, properties, operations, prospects, condition (financial or otherwise), results of operations or liabilities of the Assets, taken as a whole, which has not been set forth in this Agreement.

Section 2.4. No Conflicts; Consents. The execution, delivery and performance of this Agreement by the Seller, and the consummation by the Seller of the transactions contemplated by this Agreement will not (i) conflict with or violate the organizational documents of the Company, or (ii) conflict with, violate, result in the breach of any term of, constitute a default under, or require the consent of or any notice to or filing with any third party or governmental authority under, any Contract to which the Seller is a party or any law, order, rule, regulation, decree, writ or injunction of any governmental body having jurisdiction over the Seller or their respective properties, except for such consents or filings as have been obtained or made.

Section 2.5. Proceedings. There are no actions, arbitrations, audits, hearings, investigations, litigations, or suits (whether civil, criminal, administrative, investigative, or informal) (collectively, "Proceedings") pending or threatened against the Seller that could have a material adverse effect on the Seller, or the Assets, or that challenge, or may have the effect of preventing, delaying or making illegal, or otherwise interfering with, any of the transactions contemplated by this Agreement, and to the knowledge of the Seller no event or circumstance exists that may give rise to or serve as a basis for the commencement of any such Proceeding.

Section 2.6. Compliance with Laws. The Seller is in compliance with all laws, treaties, rules, regulations, rights, privileges, qualifications, licenses and franchises and determinations of any arbitrator or a court or other governmental authority (collectively, "Laws"), other than Environmental Laws (as hereinafter defined), in each case applicable or binding upon the Seller or any of its property or to which the Seller or any of its property is subject or pertaining to any or all of the transactions contemplated or referred to herein. The Seller and the Assets has all licenses, permits, orders or approvals of any governmental authority that are necessary to the conduct of its business.

Section 2.7. Securities Laws. Seller acknowledges that (i) the Purchase Shares, the Performance Shares and the underlying shares of the Purchase Warrants and the Cussons Warrants have not been


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registered under the Securities Act, or any state securities laws, and cannot be sold or otherwise disposed of unless such Purchase Shares and Purchase Warrants are registered under the Securities Act and any applicable state securities
laws,  or  are  exempt  from  such  registration,   and  (ii)  the  certificates
representing the Purchase Shares, the Purchase Warrants, the Performance Shares and the Cussons Warrants will contain the restrictive legends inscribed on said certificates.

Section 2.8. No Material Adverse Change; Ordinary Course of Business. Since May 15, 2001, there has not been any material adverse change in the assets (Assets), business, properties, operations or financial condition of the Seller, nor has the Seller participated in any transaction or acted outside the ordinary course of business.

Section 2.9. Taxes. (i) "Taxes" shall mean all taxes, charges, fees, liens, customs, duties or other assessments, however denominated, including any interest, penalties, additions to tax or additional taxes that may become payable in respect thereof, imposed by the United States or Canadian government, any state or province, local or foreign government, or any agency or political subdivision of any such government (a "Tax Authority"), which taxes shall include, without limiting the generality of the foregoing, all income taxes, payroll and employee withholding taxes, unemployment insurance, social security, sales and use taxes, excise taxes, capital taxes, franchise taxes, gross receipt taxes, occupation taxes, real and personal property taxes, value added taxes, stamp taxes, transfer taxes, workers' compensation taxes, taxes relating to benefit plans and other obligations of the same or similar nature.

(ii) There are no liens for Taxes (other than for current Taxes not yet due and payable) upon the assets of the Seller. The Seller shall be responsible for all past due taxes and penalties, fees or surcharges, not otherwise mentioned herein, and all current taxes not yet due and payable upon the assets of the Seller.

Section 2.10. Environmental Matters. The Seller is and has been in compliance in all material respects with all applicable Environmental Laws (as hereinafter defined). There is no civil, criminal or administrative judgment, action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter pending or threatened against the Seller pursuant to Environmental Laws which could have a material adverse effect on the Seller; and there are no past or present events, conditions, circumstances, activities, practices, incidents, agreements, actions or plans which may prevent compliance with, or which have given rise to or will give rise to liability under, Environmental Laws that could have a material adverse effect on the Seller. As used herein, "Environmental Laws" means federal, state and local laws, principles of common law, regulations and codes, as well as orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder relating to pollution, protection of the environment or public health and safety.

Section 2.11. Intellectual Property. The Seller is the sole legal and beneficial owner, free and clear of any Lien, of the entire right, title and interest in and to the Intellectual Property Assets (as hereinafter defined) used in the conduct of its business as presently conducted and as it is expected to be conducted after the date of this Agreement and such rights to use, sell or license are sufficient for such conduct of its business. The execution, delivery and performance of this Agreement and the consummation of the transaction contemplated hereby will not constitute a breach of any instrument or agreement involving the Sellers Intellectual Property Assets, will not cause the forfeiture or termination or give rise to a right of forfeiture or termination of any of the Sellers Intellectual Property Asset or impair the rights of the Purchaser or an affiliate of the Purchaser to use, sell or license any Intellectual Property Asset of the Seller or portion thereof. As used herein, "Intellectual Property Assets" means all worldwide industrial and intellectual property rights, including, without limitation, patents, patent applications, patent rights, trademarks, trademark applications, trademark rights, service marks, service mark applications, service mark rights, copyrights, copyright applications, trade names, unfair competition rights, franchises, licenses, grants of rights, licenses or franchises or the like by governmental or regulatory agencies, inventories, know-how, trade secrets, moral rights, rights of publicity, customer lists, proprietary information, technologies, processes and formulae, all source and object code, algorithm, architecture, structure, display screens, layouts, inventions, development tools, domain names, URL's, logos, watermarks, computer databases and all internet related assets, and all documentation and media constituting, describing or


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relating to the above,  including,  without limitation,  manuals,  memoranda and records in any format, whether hard copy or machine-readable only.

Section 2.12. Real Property. The Seller does not own any real property or hold any leasehold or other interests in any real property.

Section 2.13. Title to Properties; Liens. The Seller has sufficient title to the Assets, properties and assets (whether real, personal, or mixed, and whether tangible or intangible) that it owns or purports to own.

Section 2.14. Conduct of Business; Use of Name. The business carried on by the Seller has been conducted directly by the Seller, and not through any affiliate or through any other person or entity.
Section 2.15. Broker's, Finder's or Similar Fees. There are no brokerage commissions, finder's fees or similar fees or commissions payable by the Seller in connection with the transactions contemplated hereby.

Section 2.16. ERISA, Employees and Insurance. The Assets maintains no (i) employees, (ii) insurance of any type; (iii) "employee benefit plans," within the meaning of Section 3(3) of Employee Retirement Income Security Act of 1974 or any successor law, and regulations and rules issued pursuant thereto, (iv) bonus, stock option, stock purchase, stock appreciation right, incentive, deferred compensation, supplemental retirement, severance, and fringe benefit plans, programs, policies or arrangements, or (v) employment or consulting agreements, for the benefit of, or relating to, any current or former employee (or any beneficiary thereof) of the Asset.

                                   ARTICLE III

               REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser severally hereby represents and warrant to Seller as follows:

Section 3.1. Access to Information. The Purchaser has received or has had full access to all information they consider necessary or appropriate to make an informed decision with respect to the acquisition of the Assets.

Section 3.2. Organization; Power and Authority. Purchaser is duly organized and validly existing as a corporation under the laws of the State of Delaware and has all requisite corporate power and authority to enter into this Agreement and perform its obligations hereunder. This Agreement is being duly executed and delivered by the Purchaser and constitutes the legal, valid and binding obligation of the Purchaser enforceable against it in accordance with its terms, subject to bankruptcy, insolvency and other similar laws relating to or affecting the enforceability of creditors' rights generally, and to general principles of equity.

Section 3.3. Disclosure. Neither this Agreement nor any other document or certificate delivered by or on behalf of Purchaser in connection with the Closing of the transactions contemplated herein contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein, viewed as a whole, in light of the circumstances under which they were made, not misleading.

Section 3.4. No Conflicts; Consents. The execution, delivery and performance of this Agreement by Purchaser, and the consummation by Purchaser of the transactions contemplated by this Agreement will not (i) conflict with or violate the organizational documents of Purchaser, or (ii) conflict with, violate, result in the breach of any term of, constitute a default under, or require the consent of or any notice to or filing with any third party or governmental authority under, any Contract to which Purchaser is a party or any law, order, rule, regulation, decree, writ or injunction of any governmental body having jurisdiction over Purchaser or its properties, except for such consents or filings as have been obtained or made.

Section 3.5. Securities Laws. Purchaser acknowledges that (i) the Purchase Shares, the Performance Shares and the underlying shares of the Purchase Warrants and the Cussons Warrants have not been registered under the Securities Act, or any state securities laws, and cannot be sold or otherwise disposed of unless such Purchase Shares and Purchase Warrants are registered under the Securities Act and any applicable state securities laws, or are exempt from such registration, and (ii) the certificates representing the Purchase Shares, the Purchase Warrants, the Performance Shares and the Cussons Warrants will contain the restrictive legends inscribed on said certificates.

Section 3.6. Filings With the SEC. (a) Purchaser has filed with the Securities and Exchange Commission (the "SEC") all reports, proxy statements, forms, and other documents that has been required by law to file with the SEC (collectively, the "Purchaser SEC Documents"). As of the date they were each filed, giving effect to any amendments, (1) the Purchaser SEC Documents complied in all material respects with the requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable, in effect on the date of filing and (2) the Purchaser SEC Documents do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.
            (b) Each of Purchaser's financial statements (including the related notes) included in the Purchaser SEC Documents have been prepared in accordance with GAAP consistently applied with past practice and on that basis present fairly, in all material respects, the financial position and the results of operations, changes in stockholders' equity, and cash flows of Purchaser as of the respective dates of and for the periods referred to in these financial statements.

Section 3.7. Proceedings. There are no Proceedings pending or, to the knowledge of Purchaser, threatened against Purchaser that could have a material adverse effect on Purchaser or that challenge, or may have the effect of preventing, delaying or making illegal, or otherwise interfering with, any of the transactions contemplated by this Agreement, and to the knowledge of Purchaser no event or circumstance exists that may give rise to or serve as a basis for the commencement of any such Proceeding.

Section 3.8. Broker's, Finder's or Similar Fees. There are no brokerage commissions, finder's fees or similar fees or commissions payable by Purchaser in connection with the transactions contemplated hereby.

                                    ARTICLE V

                       CONDITIONS PRECEDENT TO THE CLOSING

Section 4.1. Conditions Precedent to Purchaser's Obligations. The obligation of Purchaser to purchase and pay for the Assets at the Closing is subject to the satisfaction of each of the following conditions precedent at or prior to the Closing:

            (a) Representations and Warranties. The representations and warranties of the Company set forth in this Agreement or in any Exhibit, certificate or Term Sheet delivered pursuant hereto shall be true and correct as of the Closing Date except to the extent a representation or warranty is expressly limited by its terms to another date.

            (b) Performance of Covenants. The Purchaser shall have performed and complied with all covenants and agreements contained herein required to be performed or complied with by the Purchaser at or before the Closing Date.

            (d) No Material Adverse Change. Since May 15, 2001, no change or event shall have occurred which has had or could have a material adverse effect with respect to the business or operations of the Purchaser.

            (e) Corporate Proceedings (if applicable). All corporate and other proceedings to be taken and all waivers and consents, approvals, qualifications and/or registrations required to be obtained or effected in connection with the execution, delivery and performance by the Purchaser of the transactions contemplated in Section 1.1 herein, including the reservation, issuance, sale and delivery of the securities, shall have been taken, obtained or effected (except for the filing of any notice subsequent to such Closing which may be required under applicable federal securities laws which, if required, the Purchaser hereby agrees to file on a timely basis as may be so required), and all documents incident thereto, shall be reasonably satisfactory in form and substance to Seller. Seller shall have received all such originals or certified or other copies of such documents as have been reasonably requested.

            (f) Other Agreements. The Seller and Purchaser shall have entered into agreements reasonably satisfactory and:

     i) Purchaser shall have the right to determine that 4Cash ATM Services, the division of IRMG Inc., is as it has been represented.

     ii) Simmonds Capital Limited ("SCL") shall convert its US $2,000,000 senior convertible subordinated debenture, plus all accrued interest up to and including December 31,2000 to shares of the Purchaser's common stock at US $1.00 (one dollar) per share.

     iii) Upon the conversion of the Purchaser's debenture owned by SCL as described in 4.1(f)(ii), Purchaser shall reduce the exercise price on all warrants held by SCL to purchase five million (5,000,000) shares of the Purchaser's common stock to US $0.50 (fifty cents) per share. These warrants shall become fully vested on the Closing Date and shall expire on December 31, 2004.

     iv) All appropriate and necessary mutual due diligence shall have been completed.

     v)   The execution of definitive agreements shall have been completed.

     vi) Upon Closing, Mr. Paul Hickey shall resign as Chairman, President and CEO and CFO of Purchaser.

     vii) Upon Closing and subsequent to the actions described in section 4.1 above, Mr. Stephen L. Cussons shall be appointed President and CEO and Chairman of the Board of Directors of Purchaser.

     viii) Upon Closing, Mr. Gary Hokkanen shall be appointed CFO of Purchaser.

     ix) Upon Closing, Mr. Paul Hickey, Mr. David O'Kell, Mr. Lawrence Fox, and Mr. Angelo MacDonald shall resign from the board of Purchaser.

     x) On the effective date of their resignation (the Closing Date), all Directors Fees ("Fees"), accrued expenses, out of pocket costs and monies owed ("Historical Costs") to Messers. Hickey, Simmonds, O'Kell, Fox and MacDonald shall be paid on an equal proportionate basis as the amounts paid to IRMG Inc., for services provided between January 01, 2001 and including May 31, 2001.

     xi) As a condition of Closing all outstanding Director's options held by Messrs. Hickey, O'Kell, Simmonds, Fox, and MacDonald (300,000 each) shall be returned to the Purchaser and Messrs. Hickey, O'Kell, Fox and MacDonald will each be issued new fully vested options to purchase 100,000 (one hundred thousand) shares of the Purchaser's common stock with an exercise price of US $0.10 (ten cents) per share and a term of three (3) years from the Closing Date. The common shares underlying these options shall be granted "piggy-back" registration rights.

     xii) Upon Closing, Mr. Steve Cussons, Mr. Brian Usher-Jones and Mr. John G. Simmonds shall be appointed to the Board of Directors of Purchaser.

Section 4.2. Condition Precedent to the Sellers' Obligations. The obligation of the Sellers to sell the Assets at the Closing shall be subject to the satisfaction of each of the following conditions precedent at or prior to the Closing or subject to Section 4.2 (b):

            (a) Payment. The Purchase Price consists of all of the terms set out in Section 1.1 of this agreement.

            (b) Purchase Shares and Purchase Warrants. The
Purchase Shares, the Purchase Warrants and the Cussons Warrants shall be released and transferred to the Seller and or its assigns or its designees within five (5) business days of Closing.

            (c) Representations and Warranties. The representations and warranties of Purchaser set forth in this Agreement or in any Schedule or certificate delivered pursuant hereto shall be true and correct as of the Closing Date except to the extent a representation or warranty is expressly limited by its terms to another date.

            (d) Performance of Covenants. Purchaser shall have performed and complied with all covenants and agreements contained herein required to be performed or complied with by Purchaser at or before the Closing Date.

            (e) Material Adverse Change. Since June 15, 2001, no change or event shall have occurred which has had or could have a material adverse effect with respect to the business or operations of Purchaser.

            (f) Secretary's Certificate. The Seller shall have received a certificate, signed by the Secretary of Purchaser, certifying (i) that full and complete copies of resolutions or similar documents evidencing the authorization and approval by the Board of Directors of the Purchaser of the transactions contemplated in Section 1.1, and (ii) as to the incumbency and specimen signature of each authorized officer of Purchaser signing any of the documents relating to the transactions contemplated herein to which Purchaser is a party and any other document in connection therewith.

            (g) Corporate Proceedings. All corporate and other proceedings to be taken and all waivers and consents, approvals, qualifications and/or registrations required to be obtained or effected in connection with the execution, delivery and performance by Purchaser of the transactions contemplated in Section 1.1 herein, including the reservation, issuance, sale and delivery of the Purchase Shares and Purchaser Warrants shall have been taken, obtained or effected (except for the filing of any notice subsequent to such Closing which may be required under applicable federal securities laws which, if required, Purchaser hereby agrees to file on a timely basis as may be so required), and all documents incident thereto, shall be reasonably satisfactory in form and substance to the Seller. The Seller shall have received all such originals or certified or other copies of such documents as have been reasonably requested.

                                    ARTICLE V

                                    COVENANTS

Section 5.1 Covenants by the Seller and the Purchaser. The Seller and Purchaser hereby covenant and agree that the Seller shall afford to Purchaser, and Purchaser shall afford to the Seller, and their employees, counsel and other authorized representatives free and full access, upon reasonable advance notice and during normal business hours, to all of the books, records and properties of the Seller and Purchaser and to all officers and employees of the Seller and Purchaser, for any reasonable purpose whatsoever relevant to the transaction between the date hereof and the Closing Date. The Seller and Purchaser shall maintain the confidentiality of any confidential and proprietary information so obtained by either Party and shall cause its employees, counsel or other authorized representatives to do the same; provided, however, that the foregoing shall in no way limit or otherwise restrict the ability of Purchaser or the Seller, or such authorized representatives to disclose any such information concerning Purchaser or the Seller which Purchaser or the Seller may be required to disclose pursuant to or as required by Law. In the event of a breach or threatened breach of any of the provisions of this Section 6.1, the Seller if applicable, or Purchaser if applicable, shall, in addition to all other remedies, be entitled to a temporary or permanent injunction and/or a decree for specific performance, in accordance with the provisions hereof, without posting any bond and without showing any actual damage or that monetary damages would not provide an adequate remedy.


                                   ARTICLE VI

                                  MISCELLANEOUS

Section 6.1. Survival of Representations, Warranties and Agreements, Etc. All representations and warranties herein or made pursuant hereto or thereto shall survive the Closing indefinitely. All statements contained in any schedule, certificate or other instrument delivered by the Seller pursuant to this Agreement shall constitute representations and warranties by the Seller. All agreements contained herein shall survive indefinitely until, by their respective terms, they are no longer operative.

Section 6.2. Indemnification. Each Party shall indemnify, defend and hold the other Parties harmless against all claims, liability, loss or damage, together with all reasonable costs and expenses related thereto (including legal and accounting fees and expenses) (collectively, "Losses"), arising from the untruth, inaccuracy or breach of any of the representations, warranties, covenants or agreements of such Party herein or any facts or circumstances constituting any such untruth, inaccuracy or breach or with respect to any liability for any brokers' or finders' fees or compensation owing or alleged to be owing in connection with the transactions contemplated hereby.

Section 6.3. Confidentiality. The Parties undertake to keep in strict confidence, and not to use for any purpose unrelated to their proposed interest in the Seller or the Purchaser, as the case may be, any and all information relating in any way, to the Seller or the Purchaser which had been provided to the Purchaser by the Seller, or the Sellers or the Purchasers by the Purchaser, or was otherwise obtained by the Purchaser or the Seller, except information which: (i) is or shall be in the public domain not due to any act of the Purchaser or the Seller in breach of law or agreement; (ii) was initially possessed by such Party without the obligation of confidentiality; (iii) was rightfully received or shall be received without obligation of confidentiality from a third party; or (iv) is required to be disclosed according to any law, including under the assets laws of the United States. In the event of disclosure required from a Party according to any law, including under the securities laws of the United States, such Party shall use all reasonable efforts to obtain confidential treatment of materials required to be disclosed. Notwithstanding the aforesaid, in connection with periodic reports to its shareholders, investors or partners prior to the Closing Date, the Purchaser or the Seller may only make general statements, not containing any technical or specific business information, regarding the general nature and progress of the Purchaser's or the Seller's business, and if required under applicable law may provide summary financial information of the Purchaser or the Seller.

Section 6.4. Remedies. In case any one or more of the covenants and/or agreements set forth in this Agreement shall have been breached by a Party, the other Parties may proceed to waive or to protect and enforce their respective rights either by suit in equity, including an action for specific performance, injunctive relief and other forms of equitable relief (without posting any bond and without proving that damages would be inadequate) of any such covenant or agreement contained in this Agreement. All remedies hereunder shall be cumulative and the election of any one remedy shall not preclude any other remedy.

Section 6.5. Successors and Assigns. This Agreement shall bind and inure to the benefit of the Parties hereto and their respective successors and permitted assigns, personal representatives, heirs, executors and estates.

Section 6.6. Sale, Disposal and Assignment of Assets. This Agreement shall not prohibit, limit or bind the Purchaser, at any time, from the sale, assignment or otherwise disposal of all or any part or any interest therein of the Assets purchased.

Section 6.7. Notices. All notices, requests, consents and other communications hereunder to any Party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by telecopy, nationally-recognized overnight courier or first class-registered or certified mail, return receipt requested, postage prepaid, addressed to such Party at the address set forth below, or such other address, telecopy number or person's attention, as may hereafter be designated in writing by such Party to the other Parties:

            (a) If to the Purchaser:

            Wireless Ventures Inc.
            888 7th Ave. Suite 1503
            New York, New York 10019
            Attention:  Paul K. Hickey
            Telephone: 212-956-5422
            Telecopier: (212) 956-0003

            OR

            Angelo G. MacDonald
            124 West 60th Street, Suite 42 H
            New York, New York 10023
            Telephone: 212-956-1009
            Telecopier: 212-956-1009
            Cellular: 416-566-5864

            With copies to:

            Simmonds Capital Limited
            13980 Jane Street
            King City, Ontario L7B 1A3
            Canada
            Attention:  John G. Simmonds,
            Chairman and CEO, Simmonds Capital Ltd.
            Telephone: 905-833-3838
            Telecopier: 905-833-6942

            if to the Seller, to:
            Stephen Cussons
            C/o IRMG Inc.
            100 Allstate Parkway, Suite 500
            Markham, Ontario, Canada L3R 6H3
            Telephone: 905-477-8378
            Telecopier: 905-477-8369


All such notices, requests, consents and other communications shall be deemed to have been delivered (i) in the case of personal delivery or delivery by telecopy, on the date of such delivery, (ii) in the case of dispatch by nationally-recognized overnight courier, on the next business day following such dispatch and (iii) in the case of mailing, on the fifth business day after the posting thereof.

Section 6.8. Amendment; Waiver. This Agreement may be amended, supplemented or otherwise modified only by the written agreement of the Parties. Any waiver of any provision of this Agreement shall be in writing and executed by the Parties, and any such waiver shall be effective only for the specific purpose for which it is given and for the specific time period, if any, contemplated therein.

Section 6.9. Counterparts. This Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one agreement. This Agreement may be delivered by facsimile transmission with the same effect as if delivered in person.

Section 6.10. Severability. Any provision in this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability at such time without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction at such time shall not invalidate or render unenforceable such provision in any other jurisdiction or in the same jurisdiction at any other time. To the extent permitted by applicable law, the Parties hereto waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

Section 6.11. Further Assurances. By its signature hereto, each Party consents and agrees to all of the transactions contemplated hereby. Each Party hereto shall execute, deliver, file and record any and all instruments, certificates, agreements and other documents, and take any and all other actions, as reasonably requested by any other Party hereto in order to consummate the transactions contemplated hereby.

Section 6.12. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the Province of Ontario to contracts made and to be wholly performed within such Province, without reference to principles of conflicts of laws.

Section 6.13. Entire Agreement; Interpretation. This Agreement contains the entire agreement between the Parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. A reference to a gender in this Agreement shall be interpreted to include the masculine, feminine and/or neutral gender, as applicable.


[Signature page follows]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the date first written above.


                                    SELLER:
                                    IRMG Inc.

                                    By:   /s/ Stephen Cussons
                                    -------------------------------
                                          Name:  Stephen Cussons
                                          Title:  President/CEO

                                    PURCHASER:
                                    Wireless Ventures Inc.

                                    By:   /s/ Paul Hickey
                                    -------------------------------
                                          Name:  Paul K. Hickey
                                          Title:  Chief Executive Officer

                                    SCHEDULES

A)    MANAGEMENT SERVICES AGREEMENT

                                                                      SCHEDULE A
                                                                      ----------


                          Management Services Agreement

                                 By and between

                      IRMG Inc. and Wireless Ventures Inc.

This Management Services Agreement (this "Agreement") made as of the 15th day of June 2001, by and between IRMG Inc. ("IRMG"), an Ontario corporation (hereinafter "Provider"), and WIRELESS VENTURES INC., a corporation organized under the laws of Delaware (hereinafter the "Company").

WHEREAS, the Company has the need for certain executive, accounting and financial reporting, human resources, information technology and other general management and administrative services relating to its operations, including personnel services, business development, office space and services and investor relations; and

WHEREAS, Provider has agreed to provide such executive, accounting and financial reporting, human resources, information technology and other general management and administrative services relating to its operations, including personnel services, business development, office space and services and investor relations; and

WHEREAS, the Company has agreed to reimburse Provider for the cost of such executive, accounting and financial reporting, human resources, information technology and other general management and administrative services relating to its operations, including personnel services, business development, office space and services and investor relations; and

NOW, THEREFORE, for and in consideration of the foregoing and the terms and conditions contained hereinafter, the parties hereto agree as follows:
Term.

1.1 The term of this agreement shall be for three (3) years commencing from the date hereof to June 15, 2004; provided, however, WLSV may cancel and terminate this agreement if the Company has not achieved US $1,000,000 cumulative net profit before tax within two (2) years of the closing date, however that either party may terminate this Service Agreement upon the default for cause of the other party under this Service Agreement and the failure of such defaulting party to cure such default within thirty (30) calendar days after receipt of written notice by registered mail specifying the event or default claimed. If such default is not cured within the thirty (30) day period, the terminating party may give immediate notice of termination at any time thereafter. Cause shall constitute any and all fraud, deceit or dishonesty. Termination will not negate payments due to the Provider under the terms of this agreement. This agreement will automatically renew for a term of two (2) years unless 180 days prior written notice is provided to either party of intent to terminate this agreement.

2.0 Services.

2.1 Provider agrees to provide, and the Company agrees to accept, executive, accounting and financial reporting, human resources, information technology and other general management and administrative services relating to its corporate operations, including personnel services, business development, office space and basic services and investor relations, described in Exhibit A attached hereto and as otherwise mutually agreed by Provider and the Company (the "Services").

2.2 If not otherwise agreed, the specification of particular methods for rendering the Services and the assignment of personnel therefore will be determined by Provider in such manner as in Provider's judgment will best serve the objectives indicated by the Company. Such methods may include, but are not limited to: (a) remote consulting (by telephone, fax, E-mail, video conferencing, etc.); (b) written advice;
      (c) participation in meetings,  seminars and workshops; (d) secondment
      of  employees  for  specific  activities;   (e)  supply  of  technical
      materials, studies and other information; (f) introduction to persons, firms/companies which may be of interest to the Company; and (g) other means mutually agreed upon from time to time.

3.0 Compensation.

3.1 In consideration for the Services, the Company shall pay Provider a fee of USD. $55,000 per month, payable in advance for each calendar month plus a royalty of 10% of the Purchaser's cumulative earnings before taxes depreciation and interest ("EBITDA") after Closing Date, paid by the Purchaser to the Seller, or its assignee or designee, quarterly in arrears (the "Royalty"). The Company shall also reimburse Provider for its reasonable out-of-pocket expenses incurred in connection with the Services, payable upon delivery of the Providers' invoice therefor.

4.0 Obligations.

4.1 The Company agrees to fully cooperate with Provider and to supply Provider with any and all information reasonably necessary to enable Provider to perform the Services hereunder, in such form as may be reasonably requested. The Company will give Provider representatives' free access to any and all sources of information reasonably necessary to enable Provider to satisfactorily perform the Services.

4.2 Provider agrees to fully cooperate with the Company and to supply the Company with any and all information reasonably necessary to enable the Company to meet its legal and tax requirements.

5.0 Liability.

5.1 Provider shall have no liability to the Company except to the extent of the actual damages (excluding lost profits or special or punitive damages) suffered by the Company as a direct result of the gross negligence or greater culpability of Provider.

6.0 Indemnity.

6.1 The Company shall indemnify Provider and its officers, directors, employees, independent contractors, agents and representatives, in their capacities as such (each, an "Indemnified Party"), against and hold them harmless from any and all damage, claim, loss, liability and expense (including, without limitation, reasonable attorneys' fees and expenses) incurred or suffered by any Indemnified Party arising out of or relating to the Services, except to the extent that such damage, claim, loss, liability or expense is found in a final non-appeal able judgment to have resulted from Provider's gross negligence or wilful misconduct.

7.0 Independent Contractor.

7.1 The relationship between Provider and the Company is that of independent contractor. Neither Provider nor the Company is, or may hold itself out as, an agent for or employee of the other. Neither Provider nor the Company shall have any authority to take, and neither shall take, any action, which binds, or purports to bind, the other. Without limiting the foregoing, no employee of Provider may make any claim, demand or application to or for any right or privilege applicable to an officer or employee of the Company, including but not limited to workmen's compensation coverage, unemployment insurance benefits, social security coverage, health plan or insurance benefit, any other insurance benefit or any retirement benefit unless otherwise agreed to by the parties.

8.0 Notices.

8.1 All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be (i) sent by registered or certified mail, return receipt requested, (ii) hand delivered, (iii) sent by electronic mail, or (iv) sent by prepaid overnight carrier, with a record of receipt, to the parties at the following addresses (or at such other addresses as shall be specified by the parties by like notice): if to Provider at:

      (i) IRMG Inc.
      100 Allstate Parkway, Suite 500
      Markham ON, L3R 6H3
      Attn:  Stephen L. Cussons
                President & CEO

      (ii) if to the Company at:
      Wireless Ventures Inc.
      888 7th Ave., Suite 1503
      New York, N. Y. 10019
      Attn:  Paul K Hickey
               President & CEO

Each notice or communication shall be deemed to have been given on the date received.

9.0 Miscellaneous Provisions.

9.1 This Agreement contains the complete understanding of the parties hereto and there are no understandings, representations, or warranties of any kind, express or implied not specifically set forth herein. This Agreement may be amended only by written documents signed by duly authorized representatives of each of the parties hereto.

9.2 This Agreement shall be governed, construed and interpreted in accordance with the laws of the Province of Ontario.

9.3 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single agreement.

9.4 This Agreement shall be for the benefit of Provider and the Company and shall be binding upon the parties and their respective successors and permitted assigns.

9.5 Every provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such term or provision shall be enforced to the maximum extent permitted by law and, in any event, such illegality or invalidity shall not affect the validity of the remainder of the Agreement.



IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the day and year first above written.

IRMG Inc.                                 WIRELESS VENTURES Inc.
Per:                                      Per:

/s/ Stephen Cussons                      /s/ Paul Hickey
-----------------------------------      ----------------------------------
Stephen L. Cussons, President & CEO      Paul K. Hickey, President & CEO

                                    EXHIBIT A


The Services to be rendered under this Agreement may include, without limitation, the following:

1. Assistance, advice and support in strategic policy, preparation of regular operating reviews, attendance at board meetings and the provision of operations consultancy and support;

2. Assistance, advice and support in new and existing services including technical support, quality controls, market research and development;

3. Assistance, advice and support in business organization, administration and logistics;

4.   Assistance,   advice  and  support  in  business  development,   marketing,
     promotion, advertising and investor relations;

5. Assistance, advice and support in purchasing, including selection and identification of suppliers;

6. Assistance, advice and support in human resources and training, including personnel recruitment, training and management as well as advice and assistance in human resource policies and procedures;

7. Assistance and advice in financial matters, including access to funds, cooperation with banks, cash management and treasury management;

8. Assistance, advice and support in accounting and financial reporting, including preparation of business plans, budgets, forecasts, management accounts and project cost accounts;

9.   Assistance, advice and support in risk management and insurance matters;

10. Assistance, advice and support in negotiating agreements with third parties;

11. Provider may make available to the Company the services of such of Provider's directors or executives for any purposes of the business including taking up appointments as directors, whether executive or non-executive, of the Company.

12.  Specifically under this agreement the Provider will include the following:

Office Space and Basic Services

The following executives and appropriate responsibilities and obligations those positions hold:

      President and Chief Executive Officer           Stephen L. Cussons
      Chief Financial Officer                         Gary Hokkanen
      Vice President Business Development             To Be Announced
      Corporate Governance Administrator              To Be Announced
      Controller                                      Greg Fanjoy
      General Administrative & Accounting Staff       To Be Announced


Should it be determined the Company requires additional services and human resources, the Company and the Provider upon mutual consent may amend this agreement to incorporate any additions and fees associated with the amendments where the Company does not wish to employee or contract directly.